Exhibit 99.14

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-B

KEY PERFORMANCE FACTORS
August 31, 1997



        Expected B Maturity                                        4/17/06


        Blended Coupon                                              5.9538%



        Excess Protection Level
          3 Month Average  4.56%
          August, 1997  4.47%
          July, 1997  4.43%
          June, 1997  4.78%


        Cash Yield                                  17.46%


        Investor Charge Offs                        4.84%


        Base Rate                                   8.15%


        Over 35 Day Delinquency                     4.66%


        Seller's Interest                           14.91%


        Total Payment Rate                          12.37%


        Total Principal Balance                     $30,603,901,306.35


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,563,766,787.86